EXHIBIT 1

JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $0.01, of Choice One Communication Inc., a Delaware corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

Dated as of February 14, 2005.

MORGAN STANLEY

By:	/s/ Peter R. Vogelsang

	Name:	Peter R. Vogelsang
	Title:	Authorized Signatory

MSCP III, LLC

By:	Morgan Stanley Capital Partners III, Inc., as Member

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President

MORGAN STANLEY CAPITAL PARTNERS III, INC.

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President

MORGAN STANLEY CAPITAL PARTNERS III, L.P.

By:	MSCP III, LLC, as General Partner
By:	Metalmark Subadvisor LLC, as attorney-in-fact

By:	/s/ Kenneth F. Clifford

	Name:	Kenneth F. Clifford
	Title:	Chief Financial Officer

MSCP III 892 INVESTORS, L.P.

By:	MSCP III, LLC, as General Partner
By:	Metalmark Subadvisor LLC, as attorney-in-fact

By:	/s/ Kenneth F. Clifford

	Name:	Kenneth F. Clifford
	Title:	Chief Financial Officer

MORGAN STANLEY CAPITAL INVESTORS, L.P.

By:	MSCP III, LLC, as General Partner
By:	Morgan Stanley Capital Partners III, Inc., as Member

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President

MSDW CAPITAL PARTNERS IV, LLC

By:	MSDW Capital Partners IV, Inc., as Member

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President

MSDW CAPITAL PARTNERS IV, INC.

By:	MSDW Capital Partners IV, Inc., as Member

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President

MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.

By:	MSDW Capital Partners IV, LLC, as General Partner
By:	Metalmark Subadvisor LLC, as attorney-in-fact

By:	/s/ Kenneth F. Clifford

	Name:	Kenneth F. Clifford
	Title:	Chief Financial Officer

MSDW IV 892 INVESTORS, L.P.

By:	MSDW Capital Partners IV, LLC, as General Partner
By:	Metalmark Subadvisor LLC, as attorney-in-fact

By:	/s/ Kenneth F. Clifford

	Name:	Kenneth F. Clifford
	Title:	Chief Financial Officer

MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.

By:	MSDW Capital Partners IV, LLC, as General Partner
By:	MSDW Capital Partners IV, Inc., as Member

By:	/s/ Pratish S. Patel

	Name:	Pratish S. Patel
	Title:	Vice President